SUBSCRIPTION AGREEMENT

      This Subscription Agreement dated as of __________, 2006 (the "Agreement") is entered into by and among Mediavest, Inc., a New Jersey corporation (the "Company"), and the individuals and entities listed on Exhibit A hereto (the "Purchasers").

                                   BACKGROUND

      WHEREAS, the Company is offering in a private placement to "accredited investors" (as such term in defined in Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Securities Act")) a minimum of $1,500,000 (the "Minimum Amount") and up to $10,000,000 (the "Maximum Amount") of units consisting of (i) one share of common stock, $0.0001 par value per share, of the Company (the "Common Stock") and (ii) one Warrant (the "Warrant") to purchase, at an exercise price of $2.00 per share, one share of Common Stock (each unit is being sold at an offering price of $1.00 per unit (the "Units")) (the "Offering");

      WHEREAS, the Purchaser desires to purchase that number of Units set forth on the signature page hereof on the terms and conditions hereinafter set forth and on the terms and conditions set forth herein;

      NOW,   THEREFORE,   in  consideration  of  the  premises  and  the  mutual
representations and covenants hereinafter set forth, the parties hereto agree as follows:

      1. Authorization and Sale of Units.

            1.1 Authorization. The Company has, or before the Initial Closing (as defined in Section 2) will have, duly authorized the sale and issuance, pursuant to the terms of this Agreement, of (a) up to 10,000,000 shares of its Common Stock; and (b) Warrants to purchase up to 10,000,000 shares of Common Stock in the form attached hereto at Exhibit B.

            1.2 Sale of Units; Subscription for Units. Subject to the terms and conditions of this Agreement, at the applicable Closing, the Company will sell and issue to each of the Purchasers, and each of the Purchasers will purchase the number of Units set forth opposite such Purchaser's name on Exhibit A for the purchase price of $1.00 per Unit. The shares of Common Stock and the Warrants being sold under this Agreement are sometimes hereinafter collectively referred to as the "Securities." The Company's agreement with each of the Purchasers is a separate agreement, and the sale of Units to each of the Purchasers is a separate sale.

      To subscribe for Units, this Agreement must be properly completed, executed and the purchase price delivered to American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038, Attention: Henry Reinhold, accompanied by a check payable to "American Stock Transfer and Trust Company, Escrow Agent for Mediavest, Inc." (the "Escrow Agent"). A Purchaser desiring to deliver the purchase price for the Units in the form of wire transfer shall wire to the Escrow Agent at: JP Morgan Chase, 55 Water Street, New York, New York 10041, ABA# 021 000 021, Account #323-836909, Attention: Henry Reinhold. If the purchase price is paid by wire transfer, the Purchaser shall (i) include the Purchaser's name in the wire transfer instructions; and (ii) request from the bank or other financial institution that is originating the transfer the federal wire number with respect to the and retain that number for future reference.

            1.3 Use of Proceeds. The Company will use the proceeds from the sale of the Units for working capital and general corporate purposes.

      2. The Closing. The initial closing shall occur on the sale by the Company of at least the Minimum Amount and under this Agreement shall take place at such time and place as the Company may designate (the "Initial Closing," and the date on which the Initial Closing occurs, the "Initial Closing Date"). Following the Initial Closing Date, and up to October 31, 2006, the Company may hold additional closings (each, with the Initial Closing, a "Closing", and each such date, with the Initial Closing Date, a "Closing Date") at such places and times as designated by the Company until the earlier of (i) such time as the Company has sold up to the Maximum Amount or (ii) October 31, 2006. There is no assurance that either the Minimum Amount or the Maximum Amount will be sold.

            Promptly following the applicable Closing, the Company shall deliver to each of the Purchasers a certificate for the number of shares of Common Stock and warrant agreements for the number Warrants being purchased by such Purchaser, registered in the name of such Purchaser, against payment to the Company of the purchase price therefor by check or wire transfer, as specified in Exhibit A

      The Purchaser hereby authorizes and directs the Company to deliver the Securities to be issued to the Purchaser pursuant to this Agreement directly to the residential or business address indicated on the signature page hereto.

      3. Representations of the Purchasers. Each of the Purchasers severally represents and warrants to the Company as follows:

            (a) The Purchaser has received and carefully reviewed such information and documentation relating to the Company that the Purchaser has requested, including without limitation, the Company's filings with the United States Securities and Exchange Commission (the "Commission").

            (b) The Purchaser has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Offering, and all such questions, if any, have been answered to the full satisfaction of the Purchaser.

            (c) The Purchaser understands that the Company has determined that the exemption from the registration provisions of the Securities Act provided by Regulation D is applicable to the offer and sale of the Securities, based, in part, upon the representations, warranties and agreements made by the Purchaser herein.

            (d) Except as set forth herein, no representations or warranties have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, the Purchaser is not relying upon any information other than the results of independent investigation by the Purchaser.

            (e) The Purchaser has full power and authority to execute and deliver this Agreement and to perform the obligations of the Purchaser hereunder and this Agreement is a legally binding obligation of the Purchaser in accordance with its terms.

            (f) Regulation D.

                  (i) The Purchaser understands and acknowledges that: (A) the Securities acquired pursuant to this Agreement have not been registered under the Securities Act and are being sold in reliance upon an exemption from registration afforded by Regulation D; and that such Securities have not been registered with any state securities commission or authority; (B) pursuant to the requirements of Regulation D, the Securities may not be transferred, sold or otherwise exchanged unless in compliance with the provisions of Regulation D and/or pursuant to registration under the Securities Act, or pursuant to an available exemption thereunder; and (C) other than as set forth in Section 5.1 of this Agreement, the Company is under no obligation to register the Securities under the Securities Act or any state securities law, or to take any action to make any exemption from any such registration provisions available.

                  (ii) The Purchaser is an accredited investor within the meaning of Rule 501 of Regulation D, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investment shares representing an investment decision like that involved in the purchase of the Securities.

                  (iii) The Purchaser is purchasing the Securities for his, her or its own account for investment only and has no intention of selling or distributing the Securities and no other person has any interest in or participation in the Securities or any right, option, security interest, pledge or other interest in or to the Securities. The Purchaser recognizes that an investment in the Securities involves a high degree of risk, including a risk of total loss of the Purchaser. The Purchaser understands, acknowledges and agrees that it must bear the economic risk of its investment in the Securities for an indefinite period of time and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Securities and the Purchaser understands, acknowledges and agrees that prior to any such offer or sale, the Company may require, subject to the fulfillment of the Company's obligations under Section 6 of this Agreement, as a condition to effecting a transfer of the Securities, an opinion of counsel, acceptable to the Company, as to the registration or exemption therefrom under the Securities Act and any state securities acts, if applicable.

                  (iv) The Purchaser acknowledges that the Securities will bear a legend in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR TNX TELEVISION HOLDINGS, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

            (g) Neither the Purchaser, nor any affiliate of the Purchaser or any person acting on his, her or its behalf, has recently sold shares of unregistered Common Stock of the Company.

      4. Condition to the Obligations of the Company. The obligations of the Company under Section 1.2 of this Agreement are subject to fulfillment, or the waiver, of the following condition on or before the Closing:

            4.1 Accuracy of Representations and Warranties. The representations and warranties of the Purchasers contained in Section 3 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of that date (except that any representation or warranty expressly stated to have been made or given as of a specific date need be true only as of such date).

      5. Covenants of the Company.

            5.1 Piggyback Registration Rights. If at any time the Company shall determine to register under the Securities Act any of its securities (other than on Form S-8 or Form S-4 or their then equivalents and other than shares to be issued solely (i) in connection with any acquisition of any entity or business
(ii) upon the exercise of stock options, or (iii) pursuant to employee benefit plans), it shall send to each holder of Registrable Shares (as defined below), including each holder who has the right to acquire Registrable Shares, written notice of such determination and, if within thirty (30) days after receipt of such notice, such holder shall so request in writing, the Company shall use its commercially reasonable efforts to include in such registration statement all or any part of the Registrable Shares such holder requests to be registered therein; provided that, if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall prohibit the inclusion of shares of Common Stock by selling holders in such registration statement or shall impose a limitation on the number of shares of such Common Stock which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, and such limitation is imposed pro rata with respect to all securities whose holders have a contractual, incidental ("piggyback") right to include such securities in the registration statement and as to which inclusion has been requested pursuant to such right and there is first excluded from such registration statement all shares of Common Stock sought to be included therein by (i) any holder thereof not having any such contractual, incidental registration rights, and (ii) any holder thereof having contractual, incidental registration rights subordinate and junior to the rights of the holders of Registrable Shares, the Company shall then be obligated to include in such registration statement only such limited portion (which may be none) of the Registrable Shares with respect to which such holder has requested inclusion hereunder. "Registrable Shares" means the shares of Common Stock included in the Units and the shares of Common Stock underlying the Warrants included in the Units; provided, however, that shares of Common Stock shall cease to be Registrable Shares upon any sale of such shares pursuant to (i) a registration statement filed under the Securities Act, or (ii) Rule 144 promulgated under the Securities Act.

            5.2 Reservation of Common Stock. The Company shall reserve and maintain a sufficient number of shares of Common Stock for issuance upon exercise of all of the outstanding Securities.

      6. Transfer of Securities. The Purchaser is aware that the Company will make a notation in its appropriate records and issue "stop transfer" instructions to its transfer agent with respect to the restrictions on the transferability of such Securities.

            (a) The Purchaser understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Agreement where indicated. This Agreement shall be null and void if the Company does not accept it as aforesaid. In the event the Company does not accept the Offering proceeds, the Offering will not be completed and all Offering proceeds will thereafter be promptly returned to the Purchasers without interest or deduction. The undersigned understands that the Company may, in its sole discretion, reject this subscription, in whole or in part, and/or reduce this subscription in any amount and to any extent, whether or not pro rata reductions are made of any other investor's subscription.

            (b) Subject to applicable state securities laws, the subscription delivered to the Company by the Purchaser pursuant to this Agreement is not subject to revocation by the Purchaser, but may be rejected by the Company, in whole or in part, in the Company's sole discretion, in which event the purchase price and execution copy of this Agreement submitted will be returned (by mail) to the undersigned without interest or deduction within 15 business days thereafter.

      7. Forward Split. The Purchaser is aware that the Company intends to split (or dividend) shares of its Common Stock on a two and a half-for-one basis (the "Stock Split") on or about August 17, 2006 (the "Effective Date"). Since the Closing is anticipated to take place after the Effective Date, the Purchasers in the Offering will not benefit from the Stock Split. The Purchaser is aware that all purchases made pursuant to this Agreement reflect post-Stock Split share numbers and that the per share purchase price and the number of shares purchased will be reflected on a post-Stock Split basis at Closing. Thus, whereas, without giving effect to the Stock Split, each $1.00 paid by a Purchaser in the Offering would have purchased a unit consisting of (i) two and a half shares of Common Stock, and (ii) a warrant to purchase two and a half shares of Common Stock, at an exercise price of $2.00 per share, after giving effect to the Stock Split, each $1.00 paid by a Purchaser in the Offering will purchase a unit consisting of (i) one share of Common Stock, and (ii) a warrant to purchase one share of Common Stock, at an exercise price of $2.00 per share.

      8. The Shares are subject to standard anti-dilution provisions in the event of forward or reverse stock splits or recapitalizations. For example, if the Company engages in a two for one reverse stock split, a holder of 100,000 Shares will be affected as follows:

                    Pre-Split Ownership:

                          100,000 Shares

                   Post-Split Ownership:

                           50,000 Shares

      9. Broker's Fees. The Purchaser is aware that, in connection with the Offering, the Company may pay a broker's fee or fees totaling up to 10% of the gross proceeds received by the Company from the Offering.

      10. Miscellaneous.

            10.1 Successors and Assigns. This Agreement and any rights and obligations hereunder may not be transferred or assigned by the Purchaser without the prior written consent of the Company. This Agreement shall inure to the benefit of, and be binding upon the Company and the Purchaser and their respective heirs, legal representatives and permitted assigns.

            10.2 Survival. All representations and warranties and all covenants, agreements and obligations made by the Company or the Purchasers in this Agreement, or in any instrument or document furnished in connection with this Agreement or the transactions contemplated hereby, shall survive the Closing and any investigation at any time made by or on behalf of any indemnified party.

            10.3. Indemnification. The Purchaser agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses which it may sustain or incur in connection with the breach by the Purchaser of any representation, warranty or covenant made by the Purchaser .

            10.4 Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows:

                  (a) If to the Company, to Mediavest, Inc., c/o Trinad Capital, 2121 Avenue of the Stars, Suite 1650, Los Angeles, CA 90067, Attention: Chief Executive Officer or to such other address as the Company or the undersigned shall have designated to the other by like notice.

                  (b) If to a Purchaser, at his, her or its address set forth on Exhibit A, or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser.

            10.5 Entire Agreement. This Agreement and the Warrant embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

            10.6 Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the majority of the Purchasers. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

            10.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

            10.8 Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

            10.9  Severability.   The  invalidity  or  unenforceability  of  any
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

            10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.


                           [signature page to follow]

SIGNATURE PAGE                            Date Signed: _________ , 2006
---------------------------

Number of Units:                          -----------

Multiplied by Offering Price Per Unit:    x     $1.00
                                             ----------

Equals Amount:                            =  $
                                             -------------

---------------------------               --------------------------
Signature                                 Second Signature
                                          (if purchasing jointly)


---------------------------               --------------------------
Printed Name                              Printed Second Name


---------------------------               --------------------------
Entity Name                               Entity Name


---------------------------               --------------------------
Address                                   Address


---------------------------               --------------------------
City, State and Zip Code                  City, State and Zip Code


---------------------------               --------------------------
Telephone-Business                        Telephone-Business


---------------------------               --------------------------
Facsimile-Business                        Facsimile-Business

---------------------------               --------------------------
Tax ID # or Social Security #             Tax ID # or Social Security #

Name in which securities should be issued:
                                          --------------------------------------

================================================================================

This Agreement is agreed to and accepted as of ________ , 2006.

                                        MEDIAVEST, INC.


                                        By:
                                           -------------------------
                                           Name:
                                           Title:

                                    EXHIBIT A
                               List of Purchasers



   Name and Address              No. of Units                    Aggregate
     of Purchaser                                             Purchase Price

                                                              $
                                                              $
                                                              $
                                                              $
                                                              $
                                                              $
                                                              $
                                                              $
                                                              $

TOTALS:                                                       $
-------

                                    EXHIBIT B

                                     Warrant